Q4 2005

Supplemental Financial Information

February 15, 2006

DTE Energy

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DTE Energy Company
Historical Operating Net Income
(Preliminary/Unaudited)
(in $ millions, except per share amounts)

	2004					2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Electric Utility	$38	$10	$62	$67	$177	$56	$46	$97	$73	$272
Gas Utility	57	(28)	(31)	27	25	48	(2)	(18)	45	73

Total Utilities	$95	($18)	$31	$94	$202	$104	$44	$79	$118	$345

Power & Industrial Projects
Synfuels	$41	$54	$51	$47	$193	$65	$18	$47	$143	$273
Power Generation	(4)	(4)	(6)	(3)	(17)	(4)	(3)	(1)	(4)	(12)
All Other Projects	1	6	6	(1)	12	5	8	3	7	23
Corporate Overheads	(2)	(3)	(2)	(2)	(9)	1	(3)	(2)	(1)	(5)

Total Power & Industrial Projects	$36	$53	$49	$41	$179	$67	$20	$47	$145	$279

Fuel Transportation & Marketing
Coal Services	$3	$5	$5	$7	$20	$5	$6	$5	$6	$22
Midstream	3	4	4	6	17	8	5	9	7	29
Energy Trading	9	(7)	12	30	44	(22)	(7)	(140)	130	(39)
Corporate Overheads	(3)	(2)	(3)	(3)	(11)	(1)	(4)	(3)	(2)	(10)

Total Fuel Transportation & Marketing	$12	$0	$18	$40	$70	($10)	$0	($129)	$141	$2

Unconventional Gas Production	$1	$2	$2	$1	$6	$1	$0	$2	$1	$4
Corporate & Other	($7)	$23	($3)	($25)	($12)	($8)	($24)	$6	($27)	($53)

Total Net Income	$137	$60	$97	$151	$445	$154	$40	$5	$378	$577

Earnings Per Diluted Share	$0.80	$0.35	$0.56	$0.86	$2.57	$0.88	$0.23	$0.03	$2.12	$3.27
Average Diluted Shares Outstanding	170	174	174	175	173	175	175	177	178	176

DTE Energy Company
Consolidated Statement of Financial Position (Preliminary/Unaudited)

	December 31
	2005	2004
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$88	$56
Restricted cash	122	126
Accounts receivable Customer (less allowance for doubtful accounts of $136 and $129, respectively)	1,288	880
Accrued unbilled revenues	458	378
Other	835	383
Inventories Fuel and gas	522	509
Materials and supplies	146	159
Deferred income taxes	257	94
Assets from risk management and trading activities	814	296
Other	160	115

	4,690	2,996

Investments
Nuclear decommissioning trust funds	646	590
Other	530	558

	1,176	1,148

Property
Property, plant and equipment	18,660	18,011
Less accumulated depreciation and depletion	(7,830)	(7,520)
	10,830	10,491

Other Assets
Goodwill	2,057	2,067
Regulatory assets	2,074	2,119
Securitized regulatory assets	1,340	1,438
Notes receivable	409	529
Assets from risk management and trading activities	333	125
Prepaid pension assets	186	184
Other	265	200

	6,664	6,662

Total Assets	$23,360	$21,297

DTE Energy Company
Consolidated Statement of Financial Position (Preliminary/Unaudited)

	December 31
	2005	2004
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,187	$892
Accrued interest	115	111
Dividends payable	92	90
Accrued payroll	34	33
Income taxes	—	16
Short-term borrowings	943	403
Current portion of long-term debt, including capital leases	691	514
Liabilities from risk management and trading activities	1,091	369
Other	769	581

	4,922	3,009

Other Liabilities
Deferred income taxes	1,396	1,124
Regulatory liabilities	715	817
Asset retirement obligations	1,091	916
Unamortized investment tax credit	131	143
Liabilities from risk management and trading activities	550	224
Liabilities from transportation and storage contracts	317	387
Accrued pension liability	284	265
Deferred gains from asset sales	188	414
Minority interest	92	132
Nuclear decommissioning	85	77
Other	740	635

	5,589	5,134

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,234	5,673
Securitization bonds	1,295	1,400
Equity-linked securities	175	178
Trust preferred-linked securities	289	289
Capital lease obligations	87	66
	7,080	7,606

Commitments and Contingencies

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 177,814,429 and 174,209,034 shares issued and outstanding, respectively	3,483	3,323
Retained earnings	2,557	2,383
Accumulated other comprehensive loss	(271)	(158)

	5,769	5,548

Total Liabilities and Shareholders’ Equity	$23,360	$21,297

DTE Energy Company
Consolidated Statement of Cash Flows (Preliminary/Unaudited)

	Year Ended December 31
	2005	2004
(in Millions)
Operating Activities
Net Income	$537	$431
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	872	744
Deferred income taxes	147	129
Gain on sale of interests in synfuel projects	(367)	(219)
Gain on sale of ITC and other assets, net	(38)	(17)
Partners’ share of synfuel project losses	(318)	(223)
Restructuring charges	33	—
Contributions from synfuel partners	243	141
Cumulative effect of accounting changes	3	—
Changes in assets and liabilities, exclusive of changes shown separately	(111)	9

Net cash from operating activities	1,001	995

Investing Activities
Plant and equipment expenditures — utility	(850)	(815)
Plant and equipment expenditures — non-utility	(215)	(89)
Acquisitions, net of cash acquired	(50)	—
Proceeds from sale of interests in synfuel projects	349	221
Proceeds from sale of ITC and other assets, net of cash divested	60	104
Restricted cash for debt redemptions	4	5
Other investments	(100)	(107)

Net cash used for investing activities	(802)	(681)

Financing Activities
Issuance of long-term debt	869	736
Redemption of long-term debt	(1,266)	(759)
Short-term borrowings, net	437	33
Issuance of common stock	172	41
Repurchase of common stock	(13)	—
Dividends on common stock	(360)	(354)
Other	(6)	(9)

Net cash used for financing activities	(167)	(312)

Net Increase in Cash and Cash Equivalents	32	2
Cash and Cash Equivalents at Beginning of the Period	56	54

Cash and Cash Equivalents at End of the Period	$88	$56

The Detroit Edison Company
Consolidated Statement of Operations (Preliminary/unaudited)

	Year Ended December 31
(in Millions)	2005	2004
Operating Revenues	$4,462	$3,568

Operating Expenses
Fuel and purchased power	1,590	885
Operation and maintenance	1,308	1,395
Depreciation and amortization	640	523
Taxes other than income	241	249
Asset (gains) and losses, net	(26)	(1)

	3,753	3,051

Operating Income	709	517

Other (Income) and Deductions
Interest expense	267	280
Interest income	(3)	—
Other income	(27)	(34)
Other expenses	46	57

	283	303

Income Before Income Taxes	426	214

Income Tax Provision	149	64

Income Before Accounting Change	277	150

Cumulative Effect of Accounting Change	(3)	—

Reported Earnings	274	150

Cumulative Effect of Accounting Change
Conditional Retirement Obligations (FIN 47)	3	—
Adjustments
Stranded Cost adjustment	—	21
Incremental non-recurring DTE2 project costs	8	7
Gain on sale of assets	(17)	—
Performance Excellence Process — cost to achieve	4	—

Operating Earnings	$272	$178

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

Michigan Consolidated Gas Company
Consolidated Statement of Operations (Preliminary/unaudited)

	Year Ended December 31
(in Millions)	2005	2004
Operating Revenues	$2,098	$1,645

Operating Expenses
Cost of gas	1,455	1,048
Operation and maintenance	411	387
Depreciation, depletion and amortization	97	108
Taxes other than income	42	48
Asset (gains) and losses, net	48	(2)

	2,053	1,589

Operating Income (Loss)	45	56

Other (Income) and Deductions
Interest expense	57	57
Interest income	(10)	(9)
Other income	(4)	(5)
Other expenses	3	3

	46	46

Income (Loss) Before Income Taxes	1	10

Income Tax Provision (Benefit)	(14)	(9)

Reported Earnings	13	19

Adjustments
April 2005 MPSC gas orders	57	—
Incremental non-recurring DTE2 project costs	5	4
Performance Excellence Process — cost to achieve	1	—

Operating Earnings	$76	$23

Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and
10Q.

DTE Energy Debt/Equity Calculation
As of December 31, 2005
($ millions)

Short-term borrowings	943
Current portion long-term debt, including capital leases	691
Mortgage bonds, notes and other	5,234
Securitization bonds	1,295
Capital lease obligations	87
Equity-linked securities	175
less MichCon short-term debt	(424)
less Securitization bonds, including current portion	(1,399)

Total debt	6,602

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	5,769

Total capitalization	12,660

Debt	52.1%
Preferred	2.3%
Common shareholders’ equity	45.6%

Total	100.0%